EXHIBIT 32
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Union National Financial Corporation on Form 10-K for the period ending December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Mark D. Gainer, Chairman/CEO/President, and I, Michael D. Peduzzi, Treasurer/CFO, certify, pursuant to 18 U.S.C. Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Union National as of the dates and for the periods expressed in the Report.

By	/s/ Mark D. Gainer
Chairman/CEO/President
Date: March 30, 2009

By	/s/ Michael D. Peduzzi
Treasurer/CFO
Date: March 30, 2009